RED HERRING TEXT
----------------


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

Filed Pursuant to Rule 497(a)
Registration No. 333-79083
811-09353

                   SUBJECT TO COMPLETION, DATED JUNE 24, 1999

                                   |X| Shares
                                 S E L I G M A N
                           NEW TECHNOLOGIES FUND, INC.
                                  Common Stock

                                 100 Park Avenue
                            New York, New York 10017

           Seligman New Technologies Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund proposes to achieve its objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development or operations. The Fund seeks to identify and invest in companies that will provide tomorrow's technology. The Fund may invest in companies of any size, but generally expects to invest at least 65% of its assets in small and medium-sized companies. The Fund may invest up to 35% of its total assets in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO, within a period of several months to three years. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund may also invest in securities of private investment funds that invest primarily in venture capital companies. INVESTMENTS IN TECHNOLOGY COMPANIES, AND IN PARTICULAR VENTURE CAPITAL COMPANIES, ARE SPECULATIVE AND POSE SPECIAL RISKS. THESE RISKS ARE MORE FULLY EXPLAINED BELOW UNDER THE HEADING "RISK FACTORS."

           The Fund's investment manager is J. & W. Seligman & Co. Incorporated.

           NO MARKET EXISTS FOR THE FUND'S SHARES. THE FUND'S SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, AND THE FUND DOES NOT ANTICIPATE THAT A SECONDARY MARKET WILL DEVELOP FOR ITS SHARES. YOU MAY NOT BE ABLE TO SELL YOUR SHARES. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. The shares are appropriate only as a long-term investment.

            In order to provide a limited degree of liquidity to shareholders, the Fund will make quarterly offers to repurchase 5% of its outstanding shares at their net asset value. The number of shares tendered for repurchase may exceed the number that the Fund offers to repurchase. If that happens, the Fund will repurchase shares on a pro rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. The Fund intends to complete its first quarterly repurchase offer in January 2000. See "Repurchase Offers."

            The Fund does not intend to raise more than $500 million of proceeds in its initial offering. The Fund's shares are being offered initially by selected brokers and dealers at a price of $24.25 per share, plus a sales charge of up to $0.75 per share, for a maximum offering price of $25.00 per share. The sales charge is payable to the selected broker or dealer who arranges for a sale. Reductions in the sales charge are available for large purchases and in certain other circumstances. See "How to Purchase Fund Shares." Seligman Advisors, Inc., an affiliate of the investment manager, will pay to the selected brokers and dealers from its own resources an additional sales commission equal to an additional $0.25 per share. The Fund will pay organizational and offering expenses estimated at $500,000 from the proceeds of the offering. The initial offering will terminate on July 27, 1999, unless extended by Seligman Advisors.

            If the Fund raises less than $500 million in this offering, then, not less than 30 days after the closing of the initial offering, the Fund expects to commence a continuous offering of its shares through selected brokers and dealers at a price equal to their net asset value plus a maximum sales charge of 3%. Seligman Advisors will pay to the selected brokers and dealers from its own resources an additional sales commission equal to an additional 1% for each share sold in any continuous offering. Any such continuous offering, if commenced, may be discontinued when the Fund's net assets reach $500 million, and may be discontinued at any time. The Fund may commence other continuous offerings from time to time in the future.

            The Fund will pay each selected broker or dealer that is not affiliated with the Fund or Seligman a shareholder servicing fee at an annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer.

            This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated July o , 1999, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 221-2450. The SAI is dated the same date as this prospectus and is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 17 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).

            NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.






                 THE DATE OF THIS PROSPECTUS IS JULY |X| , 1999.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Prospectus Summary.......................................................  iii
Summary of Fund Expenses ................................................    1
Risk Factors.............................................................    2
Year 2000 ...............................................................    5
Use of Proceeds .........................................................    6
Investment Objective and Principal Strategies ...........................    7
Management of the Fund ..................................................   10
Repurchase Offers .......................................................   11
Calculation of Net Asset Value ..........................................   13
Capital Stock ...........................................................   14
Distribution Policy .....................................................   14
Taxes ...................................................................   15
How to Purchase Fund Shares .............................................   16
General Information .....................................................   17
Table of Contents of Statement of Additional Information ................   17



                                   ----------


            No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

                               PROSPECTUS SUMMARY


THE FUND Seligman New Technologies Fund, Inc. (the "Fund") is a newly organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment manager is J. & W. Seligman & Co. Incorporated ("Seligman"). See "General Information."

INVESTMENT OBJECTIVE AND              The Fund's investment objective is to
   PRINCIPAL STRATEGIES               seek long-term capital appreciation. The
                                      Fund proposes to achieve its objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S.
                                      companies considered by Seligman to rely significantly on technological events or advances in their product development or operations. The Fund seeks to identify and invest in companies that will provide tomorrow's technology.

                                      The Fund may invest in companies of any
                                      size, but generally expects to invest at least 65% of its total assets in small and medium-sized companies. The Fund may invest up to 35% of its total assets in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO, within a period of several months to three years. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund may also invest up to 5% of its assets in securities of private investment funds that invest primarily in venture capital companies. See "Investment Objective and Principal Strategies."

INVESTMENT RATIONALE                  The speed and magnitude of technological
                                      innovation has frequently been
                                      underestimated. The pace of technological advancement that began more than 40 years ago with the first commercialization of the computer is accelerating beyond many people's expectations. The Fund's investment manager expects this secular trend, largely driven by the ability of technology to increase productivity, to continue to evolve well into the next century.

                                      Developments in the computer industry
                                      illustrate this trend. In the 1960s and
                                      1970s, mainframe computers were the
                                      dominant technology, but they were
                                      superseded by personal computers in the
                                      1980s and 1990s. This shift in the
                                      dominant technology resulted in
                                      significant changes in industry leaders.
                                      Some of the companies that are now at the forefront of mainstream technological innovation were in the early stages of their development less than 20 years ago. Seligman believes that there are emerging technology companies today that offer similar opportunities for appreciation.

                                      The Fund will seek to identify and invest in companies that will provide tomorrow's technology. Seligman currently believes the greatest growth potential is found in five areas of technology: Internet and new media; broadband and fiber optics; digital consumer electronics; biometric software; and wireless communications and computing. See "Investment Objective and Principal Strategies - Investment Rationale."

THE MANAGER                           J. & W. Seligman & Co. Incorporated, the
                                      manager of the Fund, has substantial
                                      experience in technology investing.

                                      The Fund is co-managed by Paul H. Wick,
                                      leader of Seligman's Technology Team, and Storm Boswick. Both are managing directors of Seligman. As of March 31, 1999, Seligman's Technology Team managed approximately $7 billion of public and private securities of technology and related companies, including the world's largest technology fund, Seligman Communications and Information Fund, Inc., and the US assets of Seligman Henderson Global Technology Fund, one of the world's largest global technology funds.

                                      With offices in both Palo Alto, the heart of Silicon Valley, and New York, the financial capital of the world, Seligman's Technology Team is able to effectively cover the broad scope of both public and private technology companies. The team conducts first-hand research on all companies considered for inclusion in the Fund. The team's research includes hundreds of on-site visits and one-on-one meetings with management to assess the quality, prospects and direction of a company.

INVESTMENT ADVISER FEES               The Fund will pay a fee to Seligman for
                                      its management services at an annual rate of 2.00% of the Fund's average daily net assets. This management fee is higher than the advisory fees paid by most U.S.
                                      investment companies. See "Management of the Fund."

BORROWING                             The Fund is authorized to borrow money in
                                      an amount up to 5% of its total assets
                                      (giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The
                                      Fund may not purchase additional portfolio securities at any time that borrowings exceed 5% of its total assets. The Fund is not authorized to use borrowings for long-term financial leverage purposes.

HEDGING The Fund may use derivative instruments to hedge portfolio risks and for cash management purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. The Fund may not use derivative instruments to seek increased return on its investments.

THE OFFERING                          The initial offering will terminate on
                                      July 27, 1999, unless extended by Seligman
                                      Advisors. In the initial offering the Fund will not raise more than $500 million. The
                                      Fund is initially offering its shares
                                      through selected brokers and dealers. The minimum investment is $10,000. The maximum purchase price per share of $25.00 includes a sales charge of up to $0.75 per share. Reductions in the sales charge are available for large purchases and in certain other circumstances. See "How to Purchase Fund Shares." In the initial offering, Seligman will pay an additional commission to the selected brokers and dealers equal to $0.25 per share.

                                      If the Fund raises less than $500 million in the initial offering, then, not less than 30 days after the closing of the initial offering, the Fund may commence a continuous offering of its shares through selected brokers and dealers at a price equal to their net asset value plus a sales charge of 3%. Any such continuous offering, if commenced, may be discontinued when the Fund's total assets reach $500 million, and may be discontinued at any time. The Fund may commence other continuous offerings from time to time in the future. Seligman will pay an additional commission to the selected brokers and dealers equal to 1% of the net asset value of shares purchased during any continuous offering. See "How to Purchase Fund Shares."

                                      The Fund will pay each selected broker or dealer a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer.

DISTRIBUTION POLICY                   The Fund will pay dividends on the shares
                                      annually in amounts representing
                                      substantially all of the net investment
                                      income, if any, earned each year. It is
                                      likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends.

                                      The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually.

                                      An automatic reinvestment plan is
                                      available for any holder of the Fund's
                                      common stock who wishes to purchase
                                      additional shares using dividends and/or capital gain distributions paid by the Fund. Shares will be issued under the plan at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment.

UNLISTED CLOSED-END STRUCTURE;        The Fund has been organized as a closed-
   LIMITED LIQUIDITY                  end management investment company.
                                      Closed-end funds differ from open-end
                                      management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for venture capital technology companies and in private funds that invest in venture capital technology companies. However, these venture capital investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason the Fund has been organized as a closed-end fund.

                                      The Fund's shares will not be listed on
                                      any securities exchange and does not
                                      expect any secondary market to develop for its shares. YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES ON A DAILY BASIS BECAUSE THE FUND IS A CLOSED-END FUND. Shares of the Fund may not be exchanged for shares of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund will conduct quarterly repurchase offers for 5% of its outstanding shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares.

QUARTERLY REPURCHASE OFFERS           In order to provide a limited degree of
                                      liquidity to shareholders, the Fund will conduct quarterly repurchase offers. The
                                      Fund intends to commence the first
                                      repurchase offer in December 1999 and to complete it in January 2000. In each repurchase offer, the Fund will offer to repurchase 5% of its outstanding shares at their net asset value. The Fund may offer to repurchase more than 5% of its shares in any quarter with the approval of the board of directors. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. See "Repurchase
                                      Offers."

RISK FACTORS                          An investment in the Fund involves a high
                                      degree of risk. These include the risks
                                      of:

                                  o   investing in shares of an unlisted
                                      closed-end fund with limited liquidity

                                  o   investing in the technology and related
                                      industries

                                  o   concentration in a small number of
                                      industry sectors and maintaining a
                                      "non-diversified" portfolio

                                  o   investing in small companies

                                  o investing in venture capital companies and venture capital funds

                                  o investing in securities that are illiquid and volatile

                                  o   investing in securities of non-U.S.
                                      issuers

                                  See "Risk Factors."

                            SUMMARY OF FUND EXPENSES


            The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.


SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price).......................      3%
  Automatic reinvestment plan fees.....................................    none
  MAXIMUM REDEMPTION FEE ..............................................    none
ANNUAL EXPENSES (as a percentage of net assets
attributable to common shares)
  Management fees......................................................   2.00%
  Shareholder servicing fees...........................................   0.50%
  Other expenses.......................................................   0.50%
                                                                          -----
  Total annual expenses................................................   3.00%
                                                                          =====


            Seligman has undertaken to reimburse a portion of the Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses would otherwise exceed 3% during the first year of the Fund's operations.

            The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $200 million at the closing of the initial public offering and organizational and offering expenses payable by the Fund estimated to be $500,000. For a more complete description of the various costs and expenses, see "Management of the Fund."



EXAMPLE                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------                                                ------    -------    -------    --------

You would pay the following expenses on a $1,000
investment, assuming a 5% annual return:                 $59       $120      $183        $352



            THE EXAMPLE DOES NOT PRESENT ACTUAL EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                  RISK FACTORS


            Stock prices fluctuate. Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the US and international securities markets, which investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investments and could lose money.

NEWLY ORGANIZED FUND

            The Fund is a newly organized investment company with no previous operating history. Although Seligman and the Fund's portfolio manager have considerable experience managing other funds with investment objectives similar to the Fund's, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

UNLISTED CLOSED-END FUND; LIMITED LIQUIDITY

            The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares, and none is expected to develop. The Fund's shares are therefore not readily marketable. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for 5% (or more, at the discretion of the board of directors) of its outstanding common shares at net asset value, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Also, because the common stock will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

REPURCHASE OFFERS

            The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that you will be able to sell all of your Fund shares that you desire to sell. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased. Moreover, the Fund's repurchase policy may have the effect of decreasing the size of the Fund. This may force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

INVESTMENT IN THE TECHNOLOGY INDUSTRY

            The Fund plans to invest primarily in the stock of technology companies. The value of the Fund's shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

     o rapidly changing technologies and products that may quickly become obsolete

     o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals

     o cyclical patterns in information technology spending which may result in inventory write-offs o scarcity of management, engineering and marketing personnel with appropriate technological training

     o   the possibility of lawsuits related to technological patents

     o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky)

INVESTMENTS IN SMALL COMPANIES

            The Fund plans to invest primarily in the stock of small and medium-sized companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in small companies, which include:

     o poor corporate performance due to less experienced management, limited product lines, undeveloped markets and/or limited financial resources

     o due to shorter operating histories, less publicly available information and little or no research by the investment community

     o reduced or zero liquidity due to small market capitalization and absence of exchange listing or dealers willing to make a market

     o increased share price volatility due to the fact that, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies

     o   reliance, in many cases, on one or two key individuals for management

INVESTMENTS IN VENTURE CAPITAL COMPANIES

            The Fund may invest a substantial portion of its assets in securities of unseasoned venture capital companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture capital companies represent highly speculative investments by the Fund. The Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon successful completion of the company's initial public offering or sale to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever. There can be no assurance that any of the venture capital companies in which the Fund invests will complete their public offerings or private sales, or, if they do, the timing and values of such offerings or sales. The Fund may also lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance. Some companies may depend upon managerial assistance or financing provided by their investors. The Fund does not intend to provide any such managerial assistance and will not generally provide additional financing to the companies in which it invests. Therefore, the value of its investments may depend upon the quality of managerial assistance provided by other investors and their ability and willingness to provide financial support.

            Depending on the specific facts and circumstances of a venture capital investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. If a venture capital company does not complete an initial public offering within the anticipated time frame of up to three years from the date of the Fund's investment, or enter into a transaction whereby its shares are exchanged for shares of a public company, there may never be a public market benchmark for valuing the investment. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

INVESTMENTS IN VENTURE CAPITAL FUNDS

            Venture capital funds involve all the risks of investing in small companies described in this prospectus, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture capital fund in selecting the companies in which the venture capital fund invests and in deciding when to sell its investments. A venture capital fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture capital fund may also be required to pay management fees and/or performance fees to its general partner or manager, which can reduce the return to investors, including the Fund. The Fund may also pay certain costs of evaluating each venture capital investment, including fees of outside legal counsel, which may reduce the Fund's return. Investments in venture capital funds may be highly illiquid. The Fund may not be able to dispose of a venture capital holding when it wishes to, or may be able to do so only at a disadvantageous price.

CONCENTRATION; NON-DIVERSIFIED STATUS

            Where your portfolio is concentrated in securities of a small number of companies or in securities of companies in single industry, the risk of any investment decision is increased. The assets of the Fund will consist almost entirely of companies within or related to various sectors of the technology industry. Seligman will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund's portfolio by investing in more than one company in a particular sector, but this may not always be practicable.

            The Fund is classified as a "non-diversified" management investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Fund's shares.

RESTRICTED AND ILLIQUID SECURITIES

            The Fund intends to invest a substantial portion of its assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

            Restricted and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by Seligman or at prices approximating the value at which the Fund is carrying the securities on its books.

INVESTMENTS IN FOREIGN SECURITIES

            The Fund plans to invest in the securities of foreign technology companies. Investments in foreign securities face specific risks, which include:

     o   unfavorable changes in currency rates and exchange control regulations
     o restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad
     o   reduced availability of information regarding foreign companies
     o foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements
     o reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions
     o   the difficulty in obtaining or enforcing a judgment abroad
     o increased market risk due to regional economic and political instability
     o   increased brokerage commissions and custody fees
     o securities markets which are subject to a lesser degree of supervision and regulation by competent authorities
     o   foreign withholding taxes
     o   the threat of nationalization and expropriation

BORROWING

            The Fund is authorized to borrow money in an amount up to 5% of its total assets (giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The Fund may not purchase additional portfolio securities at any time that borrowings exceed 5% of its total assets. The Fund is not authorized to use borrowings for long-term financial leverage purposes. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of shares. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends.

USE OF DERIVATIVES FOR HEDGING PURPOSES

         The Fund may use derivative instruments to hedge portfolio risk and for cash management purposes. Investing in derivative investments involves numerous risks. For example,

     o The underlying investment or security might not perform in the manner that Seligman expects it to perform. This could make the effort to hedge unsuccessful.

     o The company issuing the instrument may be unable to pay the amount due on the maturity of the instrument.

     o Certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid.

     o Derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

LENDING OF SECURITIES

         Although the Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For example, loaned securities may have appreciated beyond the value of the collateral held by the Fund at the time of a default. In addition, the Fund will bear the risk of loss on any collateral that it chooses to invest.


                                    YEAR 2000

         As the millennium approaches, investment companies, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other investment companies, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon the computer systems of their vendors. Seligman and the Fund's shareholder service agent, Seligman Data Corp. ("SDC"), have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The project manager of the team reports directly to the administrative committee of Seligman. The project manager and other members of the team also report to the board of directors of the Fund and its audit committee.

         The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team continues to update its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund.

         The Fund anticipates that the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

         In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the exchanges, markets, depositories, clearing agencies, or government or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner. The Fund may invest in securities of non-US issuers. It may be more difficult to assess the preparedness of such issuers for year 2000 than it is in the case of US issuers because there may be less information available about their systems and about procedures they have followed to address technical problems. In addition, non-US issuers may be dependent upon foreign governments and governmental agencies for essential services that may be disrupted if those governments and agencies are not themselves prepared for year 2000. Such disruptions could have an adverse effect on the business of non-US issuers and thus on the value of their securities.

         SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or directly bear the costs to remediate the systems of any other service provider or vendor, other than SDC.


                                 USE OF PROCEEDS

         The net proceeds of the initial offering are estimated to be $ o after payment of sales charges to selected brokers and dealers, and organizational and offering expenses estimated to be $500,000 payable by the Fund. The net proceeds of this offering will be invested in accordance with the Fund's investment objective and principal strategies as soon as practicable after the closing of this offering. Based on current market conditions, Seligman expects the Fund will be fully invested within one year. This lengthy investment period reflects the fact that: (i) the Fund plans to spend considerable time researching prospective investments; and (ii) the companies in which the Fund plans to invest will be primarily small to medium-sized technology companies which may have limited amounts of outstanding securities available for purchase. The Fund plans to minimize the positive impact its purchases of securities will have on the price of these securities by purchasing the securities over a period of time. Pending the full investment of the proceeds of the offering in equity securities of technology companies, the proceeds of the offering will be invested in short-term, high quality debt securities. Organizational expenses will be borne by investors in the initial offering; investors in any subsequent continuous offering will not bear any organizational expenses.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

LONG-TERM CAPITAL APPRECIATION

            The Fund's investment objective is to seek long-term capital appreciation. Income is not an objective. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES

            The Fund proposes to achieve its objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development or operations. The companies in which the Fund plans to invest may operate in any of the following or similar fields: computer software, computer services, computer hardware, semiconductors, communications and telecommunications, the Internet, consumer electronics, biomedics and pharmaceuticals. The Fund may invest in companies of any size, but generally expects to invest at least 65% of its assets in small and medium-sized companies. In current market conditions, the Fund considers small and medium-sized companies to be those with market capitalizations, at time of purchase by the Fund, of a little as $10 million and as much as $10 billion. The Fund's definition of small and medium-sized companies may be changed in light of market developments.

            The Fund anticipates that it will invest primarily in common stocks. The Fund may also invest in securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depository receipts representing an ownership interest in equity securities. The Fund considers all of these securities equity securities for purposes of its investment strategies. The Fund may also invest in non-convertible debt securities or preferred stocks believed to provide opportunities for capital gain.

            The Fund may invest up to 35% of its total assets in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO, within a period of several months to three years. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will be completed. The Fund expects to invest in venture capital companies that it determines to be in the "late-stage" or "pre-IPO" stage of development. The Fund considers a company to be in the late stage if it has a developed infrastructure and has commenced earning revenues. The Fund expects that late-stage companies will undertake an initial public offering within a period of one to three years. A pre-IPO company is somewhat more developed than a late-stage company. The Fund expects to be able to acquire equity securities of pre-IPO companies in private placements within a year prior to their planned initial public offerings. Late-stage and pre-IPO companies will typically have small market capitalizations and limited or no liquidity; even after an initial public offering, liquidity may be limited and the Fund may be subject to contractual limitations on its ability to sell shares. Of the Fund's venture capital investments, up to 5% of the Fund's total assets may be invested in securities of investment funds that invest primarily in venture capital companies. These investments may involve relatively high fees (the Fund will be indirectly paying fees to the manager of such investment funds and to Seligman on the same assets) and a high degree of risk. See "Risk Factors - Venture Capital Funds."

            The Fund may invest in securities of non-U.S. issuers. The Fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-US securities involve certain risks in addition to those of technology companies generally. These risks are discussed under "Risk Factors." The Fund may not invest more than 25% of its total assets in non-US securities, but this limit does not apply to investments in depositary receipts.

INVESTMENT RATIONALE

      The speed and magnitude of technological innovation has frequently been underestimated. The pace of technological advancement that began more than 40 years ago with the first commercialization of the computer is accelerating beyond many people's expectations. Seligman expects this secular trend, largely driven by the ability of technology to increase productivity, to continue to evolve well into the next century.

      Developments in the computer industry illustrate this trend. In the 1960s and 1970s, mainframe computers were the dominant technology, but they were superseded by personal computers in the 1980s and 1990s. This shift in the dominant technology resulted in significant changes in industry leaders. Some of the companies that are now at the forefront of mainstream technological innovation were in the early stages of their development less than 20 years ago. Seligman believes that there are emerging technology companies today that offer similar opportunities for appreciation.

      The Fund seeks to identify and invest in companies that will provide tomorrow's technology. Seligman currently believes the greatest growth potential is found in five areas of technology:

      o Internet and new media. Seligman believes the Internet has the potential to revolutionize the way people and businesses communicate and interact. Currently the Internet is widely used only in the United States and Western Europe. Seligman believes the Internet will continue to expand until it is a global phenomenon.

      o Broadband and fiber optics. Computer processing power currently exceeds the transmission capacity of the networks that connect computers. Seligman believes substantial investment will be required in broadband and fiber optic technology in order to improve the speed of data transmission.

      o Digital consumer electronics. Consumer electronics are becoming increasingly digital to permit the rapid transmission of data. Digital technology is becoming less expensive than analog and other earlier technologies, which Seligman believes should result a deeper penetration of digital products in the marketplace.

      o Biometric software. Seligman believes that the ability for the human body to interact with a computer or a communications device has far-reaching implications. Heightened security may be made possible as fingerprints and cornea scans can be used as identification. Doctors may be able to use this technology to interact with and monitor patients from remote locations.

      o Wireless communications and computing. Hand-held devices and cellular phones enable workers to remain effective when they are away from their desk-top computers. Wireless communications and computing has the potential for productivity enhancement for businesses and lifestyle enhancement for consumers.

HEDGING

            The Fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Fund may use derivatives only for the purposes of hedging portfolio risk and cash management.

            The Fund may buy or sell put or call options on transferable securities if these options are traded on options exchanges or over-the-counter markets with broker-dealers that are reputable financial institutions that specialize in these types of transactions, that make markets in these options, or are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

            Seligman will consider changes in foreign currency exchange rates in making investment decisions about non-US securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or to sell US dollars or non-US currencies at a future date). A forward contract may help reduce the Fund's losses on securities denominated in a currency other than US dollars, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar.

INVESTMENT CONCENTRATION

            As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 25% of its total assets in the securities of any one company. Similarly, the Fund does not intend to invest more than 25% of its total assets in controlling interests of companies. Market fluctuations could cause these limits to be exceeded.

BORROWING; USE OF LEVERAGE

            The Fund is authorized to borrow money in an amount up to 5% of its total assets (giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The Fund may not purchase additional portfolio securities at any time that borrowings exceed 5% of its total assets. The Fund is not authorized to use borrowings for long-term financial leverage purposes. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors - Borrowing."

INVESTMENT DECISIONS BASED UPON EXTENSIVE FIRM-LEVEL RESEARCH

            The Fund will use a bottom-up stock selection approach. This means that Seligman will extensively research specific companies in the technology and technology-related industries to find those companies that Seligman believes offer the greatest prospects for future growth. In selecting individual securities, Seligman will look for companies that it believes display or are expected to display:

            o  robust growth prospects
            o  high profit margins or return on capital
            o  attractive valuation relative to expected earnings or cash flow
            o  quality management
            o  unique competitive advantages

CIRCUMSTANCES IN WHICH THE FUND WILL SELL A SECURITY

            While it is the policy of the Fund to hold securities for investment, the Fund will consider selling securities of a company if Seligman's target price for the security has been reached or if Seligman believes that:

            o  the company's earnings are disappointing,

            o  the company's revenue growth has slowed, or

            o  the company's underlying fundamentals have deteriorated.

The Fund may also be forced to sell securities to meet its quarterly share repurchase obligation. As a result, the annual portfolio turnover of the Fund may exceed 100%. A high portfolio turnover rate will increase the Fund's expenses. On the other hand, the Fund may invest a significant portion of its assets in venture capital securities having very little liquidity. The Fund may be forced to retain such assets even in circumstances where the Fund's investment policies indicate the assets should be sold. See "Risk Factors - Restricted and Illiquid Securities."

DEFENSIVE MEASURES

            The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

THE FUND MAY CHANGE ITS INVESTMENT STRATEGIES

            The Fund may change any of the investment strategies outlined above, and may change the definition of small and medium-sized companies, if the Fund's board of directors believes doing so is consistent with the Fund's investment objective of long-term capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders.

                             MANAGEMENT OF THE FUND

         The board of directors provides broad supervision over the affairs of the Fund.

         J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York, 10017, is the manager of the Fund. Seligman is responsible for the Fund's investments and administers the Fund's business and other affairs.

         Seligman has substantial experience in technology investing. Established in 1864, Seligman currently serves as manager to 19 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.8 billion in aggregate assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999 of approximately $8.8 billion.

         The Fund will pay a fee to Seligman for its management services at an annual rate of 2% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. This management fee is higher than the advisory fees paid by most U.S. investment companies.

PORTFOLIO MANAGEMENT

         The Fund is managed by Seligman's Technology Team, and Mr. Paul H. Wick and Mr. Storm Boswick are responsible for directing the investments of the Fund. As of March 31, 1999, Seligman's Technology Team managed approximately $7 billion of public and private securities of technology and related companies, including the world's largest technology fund, Seligman Communications and Information Fund, Inc., and the US assets of Seligman Henderson Global Technology Fund, one of the world's largest global technology funds.

         With offices in both Palo Alto, the heart of Silicon Valley, and New York, the financial capital of the world, Seligman's Technology Team is able to effectively cover the broad scope of both public and private technology companies in the world's largest technology market. The team conducts first-hand research on all companies considered for inclusion in the Fund. The team's research includes hundreds of on-site visits and one-on-one meetings with management to assess the quality, prospects and direction of a company.

         Mr. Wick is a Vice President of the Fund and has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. He was formerly a Vice President, Investment Officer of Seligman from April 1993 to November 1997. Mr. Wick joined Seligman in 1987 as an Associate, Investment Research. He has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick is a Vice President of Seligman Henderson Global Fund Series, Inc., for which he has acted as Co-Portfolio Manager of the Global Technology Fund since May 1994. Mr. Wick is also Vice President of Seligman Portfolios, Inc. for which he acts as Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio.

         Mr. Boswick is also a Vice President of the Fund and has been a Managing Director of Seligman since January 1999. He was formerly a Vice President, Investment Officer of Seligman from January 1997 to December 1998. Mr. Boswick joined Seligman in June 1996 as an Associate, Investment Research. Prior to joining Seligman, Mr. Boswick was a Financial Analyst, Investment Research, with Goldman, Sachs & Co. from February 1994 to May 1996.

EXPENSES OF THE FUND

         The Fund pays a management fee to Seligman plus all its expenses other than those assumed by Seligman. These include the shareholder servicing fee, brokerage commissions, interest on any borrowings by the Fund, fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective venture capital investments by the Fund) and independent auditors, taxes and governmental fees, custody, expenses of printing and distributing prospectuses, reports, notices and proxy material, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements, fees and expenses of directors of the Fund not employed by Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

                                REPURCHASE OFFERS

            The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that you will not have the right to redeem your shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, if you invest in the Fund you will have limited opportunity to sell your shares.

            To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your shares, the Fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares. Shares will be repurchased at their net asset value. The Fund intends to commence the first quarterly repurchase offer in December 1999 and to complete it in January 2000. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

THE FUND WILL OFFER TO REPURCHASE 5% OF ITS OUTSTANDING SHARES EACH QUARTER

            Each quarter, the Fund will offer to repurchase 5% of the number of shares outstanding on the date repurchase requests are due. The Fund's board of directors may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

            The Fund intends to commence the first quarterly repurchase offer in December 1999 and to complete it in January 2000. Thereafter, quarterly repurchase offers will commence each March, June, September and December and will be completed in the following month.

            When a repurchase offer commences, the Fund will send shareholders a notification of the offer, which will specify, among other things:

         o the percentage of shares that the Fund is offering to repurchase. This will ordinarily be 5%.
         o the date on which the a shareholder's repurchase request is due. This will ordinarily be the second Friday of the following month.
         o the date that will be used to determine the Fund's net asset value applicable to the share repurchase. This is generally expected to be the day on which requests are due.
         o the date by which shareholders will receive the proceeds from their share sales.
         o the net asset value of the common stock of the Fund no more than seven days prior to the date of the notification.

            The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. Your shares of the Fund must be held through a selected broker or dealer. Certificated shares will not be available, and you will not be able to receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

            THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If you or your intermediary fail to submit repurchase requests in good order by the due date, you will be unable to liquidate your shares until a subsequent quarter, and you will have to resubmit your request in that quarter. You may, however, withdraw or change your repurchase request at any point before the due date.

THE FUND'S FUNDAMENTAL POLICIES WITH RESPECT TO SHARE REPURCHASES

            The Fund has adopted the following fundamental policies in relation to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

         o as stated above, the Fund will make share repurchase offers every three months, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, commencing December 1999;

         o 5% of the Fund's outstanding common stock will be subject to the repurchase offer, unless the board of directors establishes a different percentage, which must be between 5% and 25%;

         o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a holiday); and

         o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

PRO RATA PURCHASES OF SHARES IN THE EVENT OF AN OVERSUBSCRIBED REPURCHASE OFFER

            There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the board of directors for each repurchase offer will set a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of two percent of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

            If pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other investors' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to sell in a given quarter or in any subsequent quarter. THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY OF YOUR SHARES AS YOU DESIRE TO SELL.

            The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the board of directors, including a majority of independent directors.

DETERMINATION OF REPURCHASE PRICE

            The repurchase price payable in respect of a repurchased share will be equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on small companies and venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the Fund calculates net asset value is discussed under the caption "Calculation of Net Asset Value."

PAYMENT

            The Fund expects to distribute payment for repurchased shares on the next business day after the net asset value determination date. In any event, the Fund will pay repurchase proceeds no later than 7 days after the date on which net asset value for the repurchased shares is determined.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND

            From the time the Fund distributes each repurchase offer notification until the date on which the net asset value for that repurchase is determined, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors - Borrowing."

IN-KIND REPURCHASES

            Under normal conditions, the Fund intends to repurchase its shares for cash. However, the Fund reserves the right to pay for all or a portion of its repurchased shares with an in-kind distribution of a portion of its portfolio securities.

CONSEQUENCES OF REPURCHASE OFFERS

            The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will increase the Fund's expenses and will reduce any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly liquid securities. From time to time commencing at least 30 days after the closing of this offering, the Fund may offer new shares continuously, which may alleviate these potential consequences, but there is no assurance that the Fund will be able to secure new investments or raise new cash.

            Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

            Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance and its ability to sell additional shares in a continuous offering, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

            In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes."


                         CALCULATION OF NET ASSET VALUE

            The Fund will compute its net asset value on each business day as of the close of regular business of the New York Stock Exchange, which is currently 4:00 p.m. New York time. Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable (e.g., in the case of the Fund's venture capital investments), securities are valued at fair value as determined in good faith in accordance with procedures approved by the Fund's board of directors. Venture capital investments will be valued at cost unless Seligman determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund has an investment undertakes an initial public offering. In such situations, the Fund's investment will be revalued in a manner that Seligman, following procedures approved by the Board, determines best reflects its fair value. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. All fair value determinations by Seligman are subject to ratification by the board of directors.

            Expenses of the Fund, including Seligman's investment management fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value.

            The net asset value per share is computed by dividing (i) the net asset value of the Fund by (ii) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent. You may obtain the Fund's daily net asset value per share by calling (800) 622-4597 or by visiting Seligman's Internet website (http://www.seligman.com). The Fund also intends to publish its net asset value once weekly in various financial periodicals.


                                  CAPITAL STOCK

            The Fund is authorized to issue 100 million shares of capital stock, all of one class called common stock, $0.01 par value. The board of directors is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemptions of such shares. The board of directors is also authorized to increase or decrease the number of shares the Fund is authorized to issue.

            The common stock is entitled to one vote per share at all meetings of shareholders. The Fund does not intend to hold annual meetings of shareholders. Common shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Common shareholders are entitled to receive dividends only if and to the extent declared by the board of directors and only after the board has made provision for working capital and reserves as it in its sole discretion deems advisable. Common stock is not available in certificated form, and shares must be held through a selected broker or dealer.

            In general, any action requiring a vote of the holders of the common stock of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon. Any change in the Fund's fundamental policies may also be authorized by the vote of two-thirds of the votes present at a shareholders' meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy. The Fund's charter requires the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast to authorize any of the following actions: (i) a merger or consolidation of the Fund; (ii) certain sales of all or substantially all of the Fund's assets; (iii) the liquidation or dissolution of the Fund, unless such action has been approved by a two-thirds vote of the entire Board of Directors; (iv) the conversion of the Fund into an open-end fund; (v) an increase in the maximum number of directors specified in the charter; (vi) the removal of a director; or (vii) an amendment of the charter to reduce the two-thirds vote required to authorize the actions listed in this sentence. In addition, the Fund's bylaws provide, among other things, that: nominations for directors and other stockholder proposals must be made within specified time frames in advance of an annual or special meeting of stockholders and must be accompanied by specified information; special meetings of stockholders may be called at the written request of stockholders holding not less than 50% of the votes entitled to be cast as such a meeting; and that only the Board of Directors may amend the Bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

            In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, the common shareholders are entitled to share ratably in all the remaining assets of the Fund.


                               DISTRIBUTION POLICY

            Dividends will be paid annually on the common stock in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the common stock will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

            Substantially all of any taxable net gain realized on investments will be paid to common shareholders at least annually.

            The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

AUTOMATIC REINVESTMENT PLAN

            The automatic reinvestment plan is available for any holder of the Fund's common stock who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. You may elect to:

         o    reinvest both dividends and capital gain distributions;

         o    receive dividends in cash and reinvest capital gain distributions;
              or

         o    receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

            Shares will be issued to you at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. You are free to change your elections at any time by notifying SDC in writing. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


                                      TAXES

            The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income and capital gains distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year.

            Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from US corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain are taxable as long-term capital gain, regardless of how long shares in the Fund have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares.

            When you sell Fund shares or have shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

            The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes if any, payable by the Fund.

            Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

                           HOW TO PURCHASE FUND SHARES

INITIAL OFFERING

            The Fund is party to a Distribution Agreement with Seligman Advisors, Inc., its principal underwriter. The Fund is initially offering its shares through a group of brokers and dealers selected by Seligman Advisors. In the initial offering the Fund will not raise more than $500 million. Shares of common stock are offered at $24.25 per share plus a sales charge of up to $0.75 per share payable to the selected broker or dealer who arranges for the sale. The maximum offering price is $25.00 per share. Reductions in the sales charge are available depending upon the amount of you purchase:

                                        SALES CHARGE      TOTAL OFFERING PRICE
    AMOUNT OF PURCHASE                   PER SHARE               PER SHARE
    ------------------                  ------------      --------------------

    Under $500,000                         $0.75                  $25.00
    $500,000 but less than $1 million        0.50                  24.75
    $1 million or more                       0.25                  24.50

Seligman will pay an additional sales commission from its own resources to each selected broker or dealer equal to $0.25 for each share sold in the initial offering by such selected broker or dealer. In addition, the Fund will pay each selected broker or dealer that is not affiliated with the Fund or Seligman a shareholder servicing fee at an annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer, as described below.

            Seligman has retained PaineWebber Incorporated to provide it with advice in connection with the structuring and marketing of the initial offering. Seligman will pay PaineWebber Incorporated a structuring and marketing fee equal to $0.25 per share in respect of shares purchased in the initial offering. PaineWebber Incorporated is also participating in the initial offering and will be paid the sales commissions described above on shares sold by it in the initial offering.

CONTINUOUS OFFERING

            If the Fund raises less than $500 million in the initial offering, then, not less than 30 days after the closing of the initial offering, the Fund may commence a continuous offering of its shares through selected brokers and dealers at a price equal to their net asset value plus a maximum sales charge of 3%. Any such continuous offering, if commenced, may be discontinued when the Fund's total assets reach $500 million, and may be discontinued at any time. The Fund may commence other continuous offerings from time to time in the future. Any such continuous offering, if commenced, may be discontinued at any time without notice. During any continuous offering of the Fund's shares, shares of the Fund may be purchased only from selected brokers and dealers.

            During any continuous offering, the Fund's shares will be offered at a price equal to the net asset value per share plus a maximum sales charge of 3%. Reductions in the sales charge will be available as described above under "Initial Offering." Seligman will pay an additional sales commission to such selected brokers and dealers equal to 1% of the net asset value of each share sold. The price will be determined based upon the net asset value next calculated after Seligman Advisors accepts your request. Purchase orders received by a selected broker or dealer by the close of regular business on the New York Stock Exchange, currently 4:00 p.m., New York time, including orders received after the close of regular business on the previous day, and accepted by Seligman Advisors before 5:00 p.m., New York time, on the same day will be executed at the net asset value per share calculated as of the close of business on the NYSE on that day. If your purchase order is received after the times indicated above, your order will be executed at the net asset value per share calculated as of the close of business on the NYSE the next business day.

SHAREHOLDER SERVICING FEE

            The Fund may pay selected brokers and dealers that are not affiliates of the Fund or Seligman a shareholder servicing fee to compensate them for providing shareholder services and the maintenance of accounts. These services include providing information and responding to shareholder questions about the structure of the Fund, the availability of shares in any continuous offering, and repurchase offers. The shareholder service fee is payable quarterly at an annual rate of 0.50% of the value of the outstanding shares owned by customers of such broker or dealer. This fee is accrued daily as an expense of the Fund.

OPENING AN ACCOUNT WITH THE FUND

            To make an investment in the Fund, contact your financial advisor. Accounts may be opened only through selected brokers and dealers. Shares are not available in certificated form.

            The required minimum initial investment in the Fund is $10,000. Additional investments during a continuous offering, if any, must be at least $1,000.

SALES AT NET ASSET VALUE

            The following persons are eligible to purchase shares of the Fund at net asset value, without payment of the front-end sales charge: directors of the Fund and directors/trustees of other funds managed by Seligman; employees of Seligman, its subsidiaries and Seligman Data Corp.; employees of selected brokers and dealers that offer the Fund; and those partners and employees of outside legal counsel to the Fund or its directors who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors. Such persons are not required to hold their shares through a selected broker or dealer.



                               GENERAL INFORMATION

DESCRIPTION OF THE FUND

            The Fund is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund was incorporated under the laws of the State of Maryland on May 19, 1999 and has no operating history. The Fund's office is located at 100 Park Avenue, New York, New York 10017 and its telephone number is (212) 850-1864. Investment advisory services are provided to the Fund by J. & W. Seligman & Co. Incorporated. The Fund acts as its own transfer agent.

CONFLICTS OF INTEREST

            It is expected that the Fund will have transactions in the ordinary course of business with firms and companies of which one or more directors and officers is a director and/or officer of the Fund.


                            TABLE OF CONTENTS OF SAI

Additional Investment Policies.......................................      B-2
Directors and Officers...............................................      B-7
Investment Advisory and Other Services...............................      B-9
Experts..............................................................      B-10
Custodian, Stockholder Service Agent and Dividend Paying Agent.......      B-10
Principal Underwriter Following Initial Public Offering..............      B-10
Brokerage Commissions................................................      B-10
Appendix A

UNTIL o, 1999 (25 CALENDAR DAYS                    --------------------
AFTER THE COMMENCEMENT OF THE
OFFERING), ALL DEALERS EFFECTING
TRANSACTIONS IN THESE SECURITIES,
WHETHER OR NOT PARTICIPATING IN
THIS OFFERING, MAY BE REQUIRED TO
DELIVER A PROSPECTUS. THIS DELIVERY                     SELIGMAN
REQUIREMENT IS IN ADDITION TO THE              NEW TECHNOLOGIES FUND, INC.
DEALERS' OBLIGATION TO DELIVER A
PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO
THEIR UNSOLD ALLOTMENTS OR
SUBSCRIPTIONS.                                     --------------------



              SELIGMAN
    NEW TECHNOLOGIES FUND, INC.                     A MANAGEMENT TYPE
          100 Park Avenue                      NON-DIVERSIFIED, CLOSED-END
      New York, New York 10017                      INVESTMENT COMPANY


         INVESTMENT MANAGER
       J. & W. Seligman & Co.                      --------------------
            Incorporated
          100 Park Avenue
      New York, New York 10017

                                                       COMMON STOCK
     SHAREHOLDER SERVICE AGENT                      ($0.01 PAR VALUE)
        Seligman Data Corp.
          100 Park Avenue
      New York, New York 10017
                                                   --------------------

   PORTFOLIO SECURITIES CUSTODIAN
 Investors Fiduciary Trust Company
          801 Pennsylvania
    Kansas City, Missouri 64105


          GENERAL COUNSEL
        Sullivan & Cromwell                             PROSPECTUS
          125 Broad Street
      New York, New York 10004                         July o , 1999